Microsoft Word 11.0.6568;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                            CHECKPOINT SYSTEMS, INC.
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    (Exact name of Registrant as specified in its Articles of Incorporation)

          Pennsylvania                               22-1895850
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    (State of Incorporation)                 (IRS Employer Identification No.)

 101 Wolf Drive, PO Box 188, Thorofare, New Jersey             08086
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  (Address of principal executive offices)                  (Zip Code)

                                    856-848-1800
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           (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement
-----------------------------------------------------
On December 22, 2005, Checkpoint Systems, Inc. (the "Company") entered into a definitive agreement to sell its barcode systems (BCS) businesses to SATO, a global leader in barcode printing, labeling, and EPC/RFID solutions.

Under the agreement, SATO is acquiring Checkpoint's BCS businesses around the world, as well as its hand-held labeling solutions (HLS) in the United States. The transaction will allow Checkpoint to focus on its core businesses, while enabling SATO to immediately increase its presence and customer base in the BCS market. Total consideration for the business is expected to be approximately $40 million, payable in cash, which represents approximately $8.6 million in excess of net tangible book value. The purchase price will be subject to adjustment depending on the net tangible asset value as of closing. The transaction is expected to be closed by January 30, 2006, subject to local and legal requirements.


Item 7.01  Regulation FD Disclosure
-----------------------------------
On December 22, 2005, the Company issued a press release announcing the signing of a definitive agreement to sell its barcode systems businesses to SATO (as discussed in Item 1.01 hereof), which press release is attached hereto as
Exhibit 99.1. This press release and the information disclosed under Item 1.01 above are incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.
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(d)      Exhibits
99.1     Press Release dated December 22, 2005.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHECKPOINT SYSTEMS, INC.

Dated:  December 22, 2005                By:     /s/George W. Off
                                         Title:  Chairman and Chief Executive
                                                 Officer
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                            Checkpoint Systems, Inc.
                                Index of Exhibits

Exhibit
Number      Description
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99.1        Press Release dated December 22, 2005.